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                 MERRILL LYNCH ARIZONA MUNICIPAL BOND FUND OF
               MERRILL LYNCH MULTI-STATE MUNICIPAL SERIES TRUST

                             --------------------
                     Supplement dated January 16, 1996 to
                      Prospectus dated October 20, 1995
                             --------------------

     The third paragraph under "Management of the Trust -- Management and Advisory Arrangements", which provides the name and biography of the portfolio manager of the Fund, is revised as follows:

Hugh T. Hurley, III, became the Portfolio Manager of the Fund in 1995. He became a Vice President of MLAM in 1996. He was an Assistant Vice President thereof from 1993 to 1995. Prior thereto, he was a Municipal Bond Broker with Titus and Donnelly Municipal Bond Brokers from 1990 to 1993.




Code #13974-0196ALL